Insight Q2 2020 Results, Page 1	August 6, 2020

Exhibit 99.1

FOR IMMEDIATE RELEASE	Nasdaq: NSIT

Insight Enterprises, Inc. Reports SECOND QUARTER

2020 Results

TEMPE, AZ – August 6, 2020 – Insight Enterprises, Inc. (Nasdaq: NSIT) (the “Company”) today reported financial results for the quarter ended June 30, 2020.  Highlights include:

•	Record cash flows from operating activities
•	Net sales increased 7% year over year to $1.97 billion
•	Gross profit increased 18% year over year to $324.4 million
•	Earnings from operations increased 3% to $74.2 million
•	Adjusted earnings from operations increased 15% to $91.8 million
•	Diluted earnings per share of $1.32 decreased 5% year to year
•	Adjusted diluted earnings per share of $1.75 increased 11% year over year

In the second quarter of 2020, net sales increased 7%, year over year, primarily as a result of our acquisition of PCM, Inc. (“PCM”) on August 30, 2019.  Excluding PCM, net sales in our core business would have been down due to the negative impact of the COVID-19 pandemic.  Gross profit increased 18%, year over year, and gross margin increased 150 basis points compared to the second quarter of 2019.  The increase in gross profit and gross margin reflects our continued emphasis on growing our higher margin cloud and services business.  Diluted earnings per share was $1.32, down 5%, year to year, and adjusted diluted earnings per share was $1.75, up 11%, year over year.

“In a challenging demand environment our operating priorities for the quarter were clear.  We tightened the health and safety standards in our warehouses and mobilized most of our teammates to work from home, which allowed us to continue to support our clients’ most pressing IT needs,” stated Ken Lamneck, President and Chief Executive Officer.  “We also reduced our discretionary operating expenses sequentially and delivered strong cash flow results, all while driving double digit adjusted earnings growth year over year,” stated Lamneck.

KEY HIGHLIGHTS

•

We continued to support clients with their changing needs in response to the COVID-19 global pandemic.  Through our four solution areas, we have accelerated the use of digital marketing platforms to bring relevant solutions to our clients through webinars, ecommerce demonstrations and market intelligence and research.

•

We maintained our focus on successfully integrating the PCM business and are nearing completion with the onboarding of almost all PCM clients to our systems.  We aligned our go-to-market structure in North America and EMEA and believe we are well positioned to compete as a single brand in the marketplace.  We are currently ahead of our first-year expectations in annualized run-rate cost savings based on our previously disclosed total commitment of $70 million over two years.

•	Cash flow from operations for the first half of 2020 of $497.5 million increased more than 100% year over year when compared to the first half of 2019.

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q2 2020 Results, Page 2	August 6, 2020

•

We believe that we have a strong balance sheet and healthy liquidity position, including amounts available under our ABL facility with current capacity of up to $1.2 billion, of which $144.0 million in loans were outstanding at June 30, 2020.

•	Consolidated net sales for the second quarter of 2020 of $1.97 billion increased 7% year over year when compared to the second quarter of 2019.
•	Net sales in North America increased 10% year over year to $1.54 billion;
•	Net sales in EMEA increased 3% year over year to $392.0 million; and
•	Net sales in APAC decreased 27% year to year to $37.6 million.
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated net sales increased 8% year over year, with growth in net sales in North America and EMEA of 10% and 6%, respectively, year over year partially offset by a decline in APAC of 23%, year to year.

•	Consolidated gross profit increased to $324.4 million, an increase of 18% compared to the second quarter of 2019, with consolidated gross margin expanding 150 basis points to 16.5% of net sales.
•	Gross profit in North America increased 23% year over year to $244.9 million (15.9% gross margin);
•	Gross profit in EMEA increased 6% year over year to $68.2 million (17.4% gross margin); and
•	Gross profit in APAC decreased 5% year to year to $11.3 million (30.1% gross margin).
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated gross profit increased 19% year over year, with gross profit growth in North America and EMEA of 23% and 8%, respectively, year over year.  Gross profit in APAC was flat year over year.

•	Consolidated earnings from operations increased 3% compared to the second quarter of 2019 to $74.2 million, or 3.8% of net sales.
•	Earnings from operations in North America increased 2% year over year to $52.1 million, or 3.4% of net sales;
•	Earnings from operations in EMEA increased 8% year over year to $17.9 million, or 4.6% of net sales; and
•	Earnings from operations in APAC decreased 8% year to year to $4.2 million, or 11.2% of net sales.
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated earnings from operations increased 4% year over year, with increased earnings from operations in North America and EMEA of 3% and 10%, respectively, year over year, partially offset by decreased earnings from operations in APAC of 4%, year to year.

•	Adjusted earnings from operations increased 15% compared to the second quarter of 2019 to $91.8 million, or 4.7% of net sales.
•	Adjusted earnings from operations in North America increased 15% year over year to $67.0 million, or 4.4% of net sales;
•	Adjusted earnings from operations in EMEA increased 22% year over year to $20.5 million, or 5.2% of net sales; and
•	Adjusted earnings from operations in APAC decreased 8% year to year to $4.3 million, or 11.5% of net sales.
•	Consolidated net earnings and diluted earnings per share for the second quarter of 2020 were $46.4 million and $1.32, respectively, at an effective tax rate of 26.2%.
•	Adjusted consolidated net earnings and Adjusted diluted earnings per share for the second quarter of 2020 were $61.8 million and $1.75, respectively.

In discussing financial results for the three and six months ended June 30, 2020 and 2019 in this press release, the Company refers to certain financial measures that are adjusted from the financial results prepared in accordance with United States generally accepted accounting principles (“GAAP”).  When referring to non-GAAP measures, the Company refers to such measures as “Adjusted.”  See “Use of Non-GAAP Financial Measures” for additional information.  A tabular reconciliation of financial measures prepared in accordance with GAAP to the non-GAAP financial measures is included at the end of this press release.

In some instances the Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates.  In computing these changes and percentages, the Company compares the current year

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q2 2020 Results, Page 3	August 6, 2020

amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

The tax effect of Adjusted amounts referenced herein were computed using the statutory tax rate for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances on net operating losses in certain jurisdictions.

guidance AND ANTICIPATED COVID-19 IMPACT

When reporting its first quarter financial results, the Company withdrew its 2020 guidance for net sales and Adjusted diluted earnings per share due to the high level of economic uncertainty and disruption caused by COVID-19. We observed a pronounced impact of COVID-19 on our second quarter financial results compared to internal budgets and we anticipate demand for our products and services will continue to be down in the third quarter of 2020, as clients continue to evaluate the impact of COVID-19 on their businesses, their profitability and their liquidity.  The ultimate extent of the impact of the COVID-19 pandemic on our business operations, financial performance and results of operations, including our ability to execute our business strategies and initiatives in the expected time frame, is currently unknown and will depend on future developments, which are highly uncertain, continuously evolving and cannot be predicted.  This includes, but is not limited to, the duration and spread of the COVID-19 pandemic, its severity, the actions taken to contain the virus or treat its impact, such as restrictions on travel and transportation, and how quickly and to what extent normal economic and operating conditions can resume.

Conference Call and Webcast

The Company will host a conference call and live web cast today at 9:00 a.m. ET to discuss second quarter 2020 results of operations.  A live web cast of the conference call (in listen-only mode) will be available on the Company’s web site at http://investor.insight.com/, and a replay of the web cast will be available on the Company’s web site for a limited time following the call.  To listen to the live web cast by telephone, call 1-833-922-2056 if located in the U.S., 409-330-8713 for international callers, and enter the access code 1769399.

Use of NON-GAAP Financial Measures

The non-GAAP financial measures are referred to as “Adjusted”.  Adjusted consolidated earnings from operations, Adjusted consolidated net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain acquisition and integration related expenses, (iii) amortization of intangible assets, and (iv) the tax effects of each of these items, as applicable. Adjusted consolidated net earnings and Adjusted diluted earnings per share also exclude amortization of debt discount and issuance costs associated with the issuance of the Company’s convertible senior notes due 2025. The Company excludes these items when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments.  Adjusted free cash flow is the Company’s net cash provided by operating activities adjusted for (i) purchases of property and equipment and (ii) the net borrowings or repayments under the inventory financing facilities.  Adjusted return on invested capital (“ROIC”) excludes (i) severance and restructuring expenses, (ii) certain acquisition and integration related expenses, (iii) impairment of construction in progress, and (iv) the tax effects of each of these items, as applicable.

These non-GAAP measures are used to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors.  The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods.  These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies.  Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q2 2020 Results, Page 4	August 6, 2020

Financial Summary Table

(dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2020	2019	change	2020	2019	change
Insight Enterprises, Inc.
Net sales:
Products	$1,672,933	$1,594,335	5%	$3,521,249	$3,061,007	15%
Services	$295,802	$241,686	22%	$591,537	$460,480	28%
Total net sales	$1,968,735	$1,836,021	7%	$4,112,786	$3,521,487	17%
Gross profit	$324,389	$275,449	18%	$649,725	$523,921	24%
Gross margin	16.5%	15.0%	150 bps	15.8%	14.9%	90 bps
Selling and administrative expenses	$242,580	$199,489	22%	$511,443	$390,552	31%
Severance and restructuring expenses	$7,010	$680	> 100%	$9,154	$1,050	> 100%
Acquisition and integration related expenses	$611	$3,163	(81%)	$2,077	$3,163	(34%)
Earnings from operations	$74,188	$72,117	3%	$127,051	$129,156	(2%)
Net earnings	$46,385	$49,998	(7%)	$80,346	$89,325	(10%)
Diluted earnings per share	$1.32	$1.38	(5%)	$2.27	$2.47	(8%)

North America
Net sales:
Products	$1,310,172	$1,225,666	7%	$2,743,821	$2,296,082	20%
Services	$228,975	$179,841	27%	$469,707	$351,866	33%
Total net sales	$1,539,147	$1,405,507	10%	$3,213,528	$2,647,948	21%
Gross profit	$244,896	$199,059	23%	$501,824	$381,666	31%
Gross margin	15.9%	14.2%	170 bps	15.6%	14.4%	120 bps
Selling and administrative expenses	$187,313	$144,498	30%	$398,516	$281,448	42%
Severance and restructuring expenses	$4,904	$480	> 100%	$7,026	$811	> 100%
Acquisition and integration related expenses	$611	$3,163	(81%)	$1,873	$3,163	(41%)
Earnings from operations	$52,068	$50,918	2%	$94,409	$96,244	(2%)

Sales Mix			**			**
Hardware	66%	67%	9%	67%	64%	28%
Software	19%	20%	(1%)	18%	23%	(3%)
Services	15%	13%	27%	15%	13%	33%
	100%	100%	10%	100%	100%	21%

EMEA
Net sales:
Products	$340,036	$333,037	2%	$716,087	$687,710	4%
Services	$51,981	$46,137	13%	$94,816	$81,639	16%
Total net sales	$392,017	$379,174	3%	$810,903	$769,349	5%
Gross profit	$68,180	$64,450	6%	$126,954	$121,433	5%
Gross margin	17.4%	17.0%	40 bps	15.7%	15.8%	(10 bps)
Selling and administrative expenses	$48,177	$47,652	1%	$98,421	$94,797	4%
Severance and restructuring expenses	$2,093	$200	> 100%	$2,099	$115	> 100%
Acquisition and integration related expenses	$—	$—	—	$204	$—	*
Earnings from operations	$17,910	$16,598	8%	$26,230	$26,521	(1%)

Sales Mix			**			**
Hardware	39%	38%	7%	40%	41%	4%
Software	48%	50%	(2%)	48%	48%	4%
Services	13%	12%	13%	12%	11%	16%
	100%	100%	3%	100%	100%	5%

*	Percentage change not considered meaningful.
**	Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates.

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q2 2020 Results, Page 5	August 6, 2020

Financial Summary Table (continued)

(dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2020	2019	change	2020	2019	change
APAC
Net sales:
Products	$22,725	$35,632	(36%)	$61,341	$77,215	(21%)
Services	$14,846	$15,708	(5%)	$27,014	$26,975	—
Total net sales	$37,571	$51,340	(27%)	$88,355	$104,190	(15%)
Gross profit	$11,313	$11,940	(5%)	$20,947	$20,822	1%
Gross margin	30.1%	23.3%	680 bps	23.7%	20.0%	370 bps
Selling and administrative expenses	$7,090	$7,339	(3%)	$14,506	$14,307	1%
Severance and restructuring expenses	$13	$—	*	$29	$124	(77%)
Earnings from operations	$4,210	$4,601	(8%)	$6,412	$6,391	—

Sales Mix			**			**
Hardware	18%	19%	(32%)	16%	16%	(12%)
Software	42%	50%	(38%)	53%	58%	(23%)
Services	40%	31%	(5%)	31%	26%	—
	100%	100%	(27%)	100%	100%	(15%)

*	Percentage change not considered meaningful.
**	Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates.

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q2 2020 Results, Page 6	August 6, 2020

Forward-Looking Information

Certain statements in this release and the related conference call and web cast are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements, including those related to our future responses to and the potential impact of coronavirus strain COVID-19 (“COVID-19”) on our Company, the Company’s future financial performance and results of operations, the Company’s anticipated effective tax rate, capital expenditures, expected average share count, the Company’s expectations regarding cash flow, the Company’s expectations about future benefits relating to the PCM integration, including expected synergies, future trends in the IT market, including due to COVID-19, our business strategy and our strategic initiatives, and the completion of the sale of certain real estate, are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified.  Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements.  Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements, include, but are not limited to, the following, which are discussed in “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and in “Risk Factors” in Part II, Item 1A of the Company’s Quarterly Report on form 10-Q for the quarter ended June 30, 2020:

•

the duration and severity of the COVID-19 pandemic and its effects on our business, results of operations and financial condition, as well as the widespread outbreak of any other illnesses or communicable diseases;

•	actions of our competitors, including manufacturers and publishers of products we sell;
•

our reliance on our partners for product availability, competitive products to sell and marketing funds and purchasing incentives, which can change significantly in the amounts made available and in the requirements year over year;

•	changes in the IT industry and/or rapid changes in technology;
•	risks associated with the integration and operation of acquired businesses, including PCM and the achievement of expected synergies and benefits;
•	possible significant fluctuations in our future operating results as well as seasonality and variability in customer demands;
•	the risks associated with our international operations;
•	general economic conditions, economic uncertainties and changes in geopolitical conditions;
•	increased debt and interest expense and decreased availability of funds under our financing facilities;
•	cyberattacks or breaches of data privacy and security regulations;
•	disruptions in our IT systems and voice and data networks;
•	failure to comply with the terms and conditions of our commercial and public sector contracts;
•	legal proceedings, including PCM related litigation, client audits and failure to comply with laws and regulations;
•	accounts receivable risks, including increased credit loss experience or extended payment terms with our clients;
•	our reliance on independent shipping companies;
•	our dependence on certain key personnel;
•	natural disasters or other adverse occurrences;
•	exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations;
•	intellectual property infringement claims and challenges to our registered trademarks and trade names;
•	our substantial indebtedness;
•	the conditional conversion feature of the convertible notes, which if triggered, may adversely affect the Company’s financial condition and operating results;
•	the accounting method for convertible debt securities that may be settled in cash, such as the convertible notes, could have a material effect on the Company’s reported financial results;
•	future sales of the Company’s common stock or equity-linked securities in the public market could lower the market price for our common stock;
•	the Company is subject to counterparty risk with respect to the convertible note hedge transactions; and
•	risks associated with the discontinuation of LIBOR as a benchmark rate.

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the Securities and Exchange Commission.  Any forward-looking statements in this release, the related conference call and webcast speak only as of the date on which they are made and should be

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q2 2020 Results, Page 7	August 6, 2020

considered in light of various important factors, including the risks and uncertainties listed above, as well as others.  The Company assumes no obligation to update, and, except as may be required by law, does not intend to update, any forward-looking statements.  The Company does not endorse any projections regarding future performance that may be made by third parties.

Contacts:	Glynis Bryan	Helen Johnson
	Chief Financial Officer	Senior VP, Finance
	Tel. 480.333.3390	Tel. 480.333.3234
	Email glynis.bryan@insight.com	Email helen.johnson@insight.com

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q2 2020 Results, Page 8	August 6, 2020

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net sales:
Products	$1,672,933	$1,594,335	$3,521,249	$3,061,007
Services	295,802	241,686	591,537	460,480
Total net sales	1,968,735	1,836,021	4,112,786	3,521,487
Costs of goods sold:
Products	1,517,947	1,458,916	3,188,185	2,796,224
Services	126,399	101,656	274,876	201,342
Total costs of goods sold	1,644,346	1,560,572	3,463,061	2,997,566
Gross profit	324,389	275,449	649,725	523,921
Operating expenses:
Selling and administrative expenses	242,580	199,489	511,443	390,552
Severance and restructuring expenses, net	7,010	680	9,154	1,050
Acquisition and integration related expenses	611	3,163	2,077	3,163
Earnings from operations	74,188	72,117	127,051	129,156
Non-operating (income) expense:
Interest expense, net	10,219	4,335	22,045	8,887
Other (income) expense, net	1,098	346	(465)	1,396
Earnings before income taxes	62,871	67,436	105,471	118,873
Income tax expense	16,486	17,438	25,125	29,548
Net earnings	$46,385	$49,998	$80,346	$89,325

Net earnings per share:
Basic	$1.32	$1.40	$2.29	$2.50
Diluted	$1.32	$1.38	$2.27	$2.47

Shares used in per share calculations:
Basic	35,060	35,772	35,147	35,691
Diluted	35,260	36,111	35,453	36,107

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q2 2020 Results, Page 9	August 6, 2020

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(In thousands)

(Unaudited)

	June 30, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$153,866	$114,668
Accounts receivable, net	2,677,564	2,511,383
Inventories	212,980	190,833
Other current assets	220,080	231,148
Total current assets	3,264,490	3,048,032

Property and equipment, net	127,490	130,907
Goodwill	415,897	415,149
Intangible assets, net	261,254	278,584
Other assets	272,347	305,507
	$4,341,478	$4,178,179

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable – trade	$1,796,918	$1,275,957
Accounts payable – inventory financing facilities	261,133	253,676
Accrued expenses and other current liabilities	371,401	352,204
Current portion of long-term debt	1,509	1,691
Total current liabilities	2,430,961	1,883,528

Long-term debt	435,955	857,673
Deferred income taxes	43,880	44,633
Other liabilities	223,326	232,027
	3,134,122	3,017,861
Stockholders’ equity:
Preferred stock	—	—
Common stock	351	353
Additional paid-in capital	354,431	357,032
Retained earnings	900,950	841,097
Accumulated other comprehensive loss – foreign currency translation adjustments	(48,376)	(38,164)
Total stockholders’ equity	1,207,356	1,160,318
	$4,341,478	$4,178,179

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q2 2020 Results, Page 10	August 6, 2020

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended June 30,
	2020	2019
Cash flows from operating activities:
Net earnings	$80,346	$89,325
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	34,623	17,626
Provision for losses on accounts receivable	6,570	2,346
Non-cash stock-based compensation	7,241	7,797
Deferred income taxes	(1,464)	1,180
Amortization of debt discount and issuance costs	8,002	—
Other adjustments	2,829	2,350
Changes in assets and liabilities:
Increase in accounts receivable	(182,511)	(354,717)
Increase in inventories	(26,647)	(33,359)
Decrease (increase) in other assets	46,088	(93,714)
Increase in accounts payable	529,742	448,682
(Decrease) increase in accrued expenses and other liabilities	(7,290)	95,022
Net cash provided by operating activities	497,529	182,538
Cash flows from investing activities:
Proceeds from sale of assets held for sale	14,218	—
Purchases of property and equipment	(14,494)	(10,584)
Acquisitions, net of cash and cash equivalents acquired	(6,406)	(3,362)
Net cash used in investing activities	(6,682)	(13,946)
Cash flows from financing activities:
Borrowings on senior revolving credit facility	—	89,936
Repayments on senior revolving credit facility	—	(89,936)
Borrowings on ABL revolving credit facility	1,381,179	—
Repayments on ABL revolving credit facility	(1,807,421)	—
Borrowings on accounts receivable securitization financing facility	—	1,919,500
Repayments on accounts receivable securitization financing facility	—	(2,068,500)
Net borrowings (repayments) under inventory financing facilities	7,457	(43,240)
Repurchases of treasury stock	(25,000)	—
Other payments	(6,791)	(6,757)
Net cash used in financing activities	(450,576)	(198,997)
Foreign currency exchange effect on cash, cash equivalents and restricted cash balances	(814)	(183)
Increase (decrease) in cash, cash equivalents and restricted cash	39,457	(30,588)
Cash, cash equivalents and restricted cash at beginning of period	116,297	144,293
Cash, cash equivalents and restricted cash at end of period	$155,754	$113,705

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q2 2020 Results, Page 11	August 6, 2020

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Reconciliation of GAAP to non-GAAP Financial Measures

(In thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Adjusted Consolidated Earnings from Operations:
GAAP consolidated EFO	$74,188	$72,117	$127,051	$129,156
Severance and restructuring expenses	7,010	680	9,154	1,050
Acquisition and integration related expenses	611	3,163	2,077	3,163
Amortization of intangible assets	10,014	3,821	20,122	7,644
Adjusted non-GAAP consolidated EFO	$91,823	$79,781	$158,404	$141,013

Adjusted Consolidated Net Earnings:
GAAP consolidated net earnings	$46,385	$49,998	$80,346	$89,325
Severance and restructuring expenses	7,010	680	9,154	1,050
Acquisition and integration related expenses	611	3,163	2,077	3,163
Amortization of intangible assets	10,014	3,821	20,122	7,644
Amortization of debt discount and issuance costs	2,886	—	5,717	—
Income taxes on non-GAAP adjustments	(5,067)	(1,098)	(9,227)	(2,146)
Adjusted non-GAAP consolidated net earnings	$61,839	$56,564	$108,189	$99,036

Adjusted Diluted Earnings Per Share:
GAAP diluted EPS	$1.32	$1.38	$2.27	$2.47
Severance and restructuring expenses	0.20	0.02	0.26	0.03
Acquisition and integration related expenses	0.02	0.09	0.06	0.09
Amortization of intangible assets	0.28	0.11	0.56	0.21
Amortization of debt discount and issuance costs	0.08	—	0.16	—
Income taxes on non-GAAP adjustments	(0.15)	(0.03)	(0.26)	(0.06)
Adjusted non-GAAP diluted EPS	$1.75	$1.57	$3.05	$2.74

Adjusted North America Earnings from Operations:
GAAP EFO from North America segment	$52,068	$50,918	$94,409	$96,244
Severance and restructuring expenses	4,904	480	7,026	811
Acquisition and integration related expenses	611	3,163	1,873	3,163
Amortization of intangible assets	9,371	3,636	18,864	7,272
Adjusted non-GAAP EFO from North America segment	$66,954	$58,197	$122,172	$107,490

Adjusted EMEA Earnings from Operations:
GAAP EFO from EMEA segment	$17,910	$16,598	$26,230	$26,521
Severance and restructuring expenses	2,093	200	2,099	115
Acquisition and integration related expenses	-	-	204	-
Amortization of intangible assets	534	69	1,040	138
Adjusted non-GAAP EFO from EMEA segment	$20,537	$16,867	$29,573	$26,774

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q2 2020 Results, Page 12	August 6, 2020

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Reconciliation of GAAP to NON-GAAP Financial Measures (Continued)

(In thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Adjusted APAC Earnings from Operations:
GAAP EFO from APAC segment	$4,210	$4,601	$6,412	$6,391
Severance and restructuring expenses	13	—	29	124
Amortization of intangible assets	109	116	218	234
Adjusted non-GAAP EFO from APAC segment	$4,332	$4,717	$6,659	$6,749

	Six Months Ended June 30,
	2020	2019
Adjusted free cash flow:
Net cash provided by operating activities	$497,529	$182,538
Purchases of property and equipment	(14,494)	(10,584)
Net repayments under inventory financing facilities	7,457	(43,240)
Adjusted non-GAAP free cash flow	$490,492	$128,714

	Twelve Months Ended June 30,
	2020	2019
Adjusted return on invested capital:
GAAP consolidated EFO	$238,489	$237,762
Severance and restructuring expenses	13,529	2,448
Acquisition and integration related expenses	10,256	3,351
Impairment of construction in progress	1,501	—
Adjusted non-GAAP consolidated EFO *	263,775	243,561
Income tax expense**	68,582	66,979
Adjusted non-GAAP consolidated EFO, net of tax	$195,193	$176,582
Average stockholders’ equity***	$1,140,093	$988,509
Average debt***	586,456	157,833
Average cash***	(116,764)	(147,748)
Invested Capital	$1,609,785	$998,594

Adjusted non-GAAP ROIC (from GAAP consolidated EFO) ****	10.96%	17.26%
Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO) *****	12.13%	17.68%

*

The adjusted non-GAAP consolidated EFO amount used for the Adjusted non-GAAP ROIC calculation does not exclude amortization of intangible assets.  This calculation remains consistent with the metric utilized in management’s compensation plan.

**	Assumed tax rate of 26.0% and 27.5% for 2020 and 2019, respectively.
***	Average of previous five quarters.
****	Computed as GAAP consolidated EFO, net of tax of $62,007 and $65,384 for the twelve months ended June 30, 2020 and 2019, respectively, divided by invested capital.
*****	Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital.

- ### -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958